UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): December 23, 2003


                       RADIO UNICA COMMUNICATIONS CORP.
                       -------------------------------
            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
                                   --------
                (State or Other Jurisdiction of Incorporation)


           001-15151                              65-00856900
           ---------                              -----------
    (Commission File Number)             (IRS Employer Identification No.)


                   8400 NW 52nd Street, Miami, Florida 33166
                   -----------------------------------------
         (Address of Principal Executive Offices, Including Zip Code)


                                (305) 463-5000
                                --------------
             (Registrant's Telephone Number, Including Area Code)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         On December 23, 2003 (the "Confirmation Date") the First Amended Joint Prepackaged Plan of Liquidation of Radio Unica Communications Corp. and its Affiliates (the "Plan") was confirmed by order (the "Confirmation Order") of the United States Bankruptcy Court for the Southern District of New York (the "Court"). A copy of the Confirmation Order is annexed to this Form 8-K as
Exhibit 99.1.

         As previously disclosed, Radio Unica Communications Corp. ("Radio Unica") and certain of its subsidiaries (collectively, the "Debtors" or the "Company") filed petitions under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") on October 31, 2003. These cases were consolidated for procedural purposes only and have been jointly administered. The lead bankruptcy case is Case No. 03-16387 (CB). The Debtors have remained in possession of their assets and properties, and have continued to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

         The following is a summary of the matters contemplated to occur pursuant to or in connection with implementation of the Plan. This summary only highlights certain of the substantive provisions of the Plan and is not intended to be a complete description of, or a substitute for a full and complete reading of, the Plan, which is annexed to the Confirmation Order. Capitalized terms used but not defined in this Form 8-K have the meanings set forth in the Plan.

         The Plan provides for the substantive consolidation of the Debtors, the sale of certain of the Debtors' assets pursuant to the Asset Purchase Agreement (described below), the distribution of proceeds of the sale to creditors and stockholders, the liquidation of remaining assets and the subsequent winding-up of the Debtors' corporate affairs. Although the Court has confirmed the Plan, many actions contemplated in the Confirmation Order and the Plan are effective only upon consummation of the Plan. A condition to the consummation of the Plan is the closing of the transactions contemplated by the Asset Purchase Agreement, which is dependent upon receipt of various regulatory approvals, including the final approval of the Federal Communications Commission.

A.       General Structure of the Plan
         -----------------------------

         Under the Plan, there are three classes of Impaired Claims or
Interests: Class 5 Prepetition Senior Note Claims, Class 6 Old Equity Interests and Class 7 Subordinated Claims. All other Classes of Claims are Unimpaired by the Plan and will receive a Cash payment or such other treatment that will not impair such Holders under section 1124 of the Bankruptcy Code on account of their Allowed Claims as provided in the Plan.

B.       The Asset Purchase Agreement
         ----------------------------

         The Plan provides for the liquidation of the Debtors' assets and distribution of Cash to the Debtors' creditors and stockholders. The Company has divided its assets into three different groups, which will be liquidated separately: (i) the Company's FCC licenses, broadcast equipment, transmission towers, and related assets (collectively, the "Radio Assets"), (ii) the assets of Radio Unica Network Inc. ("Radio Network"), consisting primarily of the Company's programming and related assets (the "Network"), and (iii) its equity interest in Mass Promotions Inc. ("MASS"), a non-filing subsidiary of Radio Unica Corp., which provides integrated promotional and merchandising services to the Hispanic market.

         The Company has entered into the Asset Purchase Agreement, dated as of October 3, 2003, as may be amended or modified, with Multicultural Radio Broadcasting, Inc. ("Multicultural"), for the sale of the Radio Assets (the "Asset Sale"). The Asset Purchase Agreement was filed with the SEC as Exhibit
99.1 to the Company's Form 8-K filed on October 6, 2003. Pursuant to the Asset Purchase Agreement, Multicultural has agreed to purchase the Radio Assets for approximately $149.5 million in Cash, subject to certain adjustments and contingencies. The proceeds of the Asset Sale, and any additional consideration received upon the liquidation of the Network and MASS, will be distributed to Radio Unica's creditors and stockholders pursuant to the terms of the Plan.

         Upon the Closing of the Asset Sale, the Debtors will transfer the Radio Assets free and clear of any and all Claims, liens, encumbrances, charges, and interests to Multicultural. Neither Multicultural nor any affiliate of Multicultural will assume, or otherwise be responsible for, either directly or indirectly, any liabilities or obligations of the Debtors except for the "Assumed Liabilities" under the Asset Purchase Agreement. Pursuant to the Confirmation Order, the Debtors are authorized to undertake and perform the transactions contemplated by the Asset Purchase Agreement.

C.       Substantive Consolidation
         -------------------------

         The Court has ordered that, as of the Effective Date, the Debtors' Estates and Chapter 11 Cases shall be substantively consolidated for the purposes of all actions associated with confirmation and consummation of the Plan. On the Effective Date (and after the closing of the Asset Sale), (i) all Intercompany Claims by, between and among the Debtors will be eliminated, (ii) all assets and liabilities of the Affiliate Debtors will be merged or treated as if they were merged with the assets and liabilities of Radio Unica, (iii) any obligation of a Debtor and all guarantees thereof by one or more of the other Debtors will be deemed to be one obligation of Radio Unica, (iv) the Affiliate Interests will be cancelled, and (v) each Claim Filed or to be Filed against any Debtor will be deemed Filed only against Radio Unica and will be deemed a single Claim against and a single obligation of Radio Unica.

D.       The Companies' Previously Outstanding Securities
         ------------------------------------------------

         On the Effective Date, the promissory notes, share certificates (including treasury stock), other instruments evidencing any Claims or Interests, and all options, warrants, calls, rights, puts, awards, commitments or any other agreements of any character to acquire such Interests will be deemed canceled and of no further force and effect, without any further act or action under any applicable agreement, law, regulation, order or rule, and the obligations of the Debtors under the notes, share certificates and other agreements and instruments governing such Claims and Interests will be discharged, provided, however, that each indenture or other agreement that governs the rights of a Claim holder and that is administered by an indenture trustee, agent, or servicer will continue in effect solely for the purposes of allowing such indenture trustee, agent, or servicer to make the distributions to be made on account of such Claims under the Plan. The holders of or parties to such canceled notes, share certificates and other agreements and instruments will have no rights arising from or relating to such notes, share certificates and other agreements and instruments or the cancellation thereof, except the rights provided pursuant to the Plan.

E.       Amendment and Restatement of Certificate of Incorporation
         ---------------------------------------------------------

         On the Effective Date, the certificate of incorporation of Radio Unica will be amended as necessary to satisfy the provisions of the Plan and the Bankruptcy Code. The certificate of incorporation of the Reorganized Debtor will be amended to, among other things: (a) authorize issuance to the Plan Administrator of one share of new common stock, $0.01 par value, (b) provide, pursuant to section 1123(a)(6) of the Bankruptcy Code, for a provision prohibiting the issuance of non-voting equity securities, and (c) limit the activities of the Reorganized Debtor to matters related to the implementation of the Plan, the Asset Purchase Agreement and matters reasonably incidental thereto.

F.       The Reorganized Debtor's Organizational Structure
         -------------------------------------------------

         The Confirmation Order approves the Plan Administrator Agreement. From and after the Effective Date, Dawson Advisors, LLC, shall serve as the Plan Administrator. Pursuant to the Plan, the Plan Administrator will serve as the sole shareholder of the Reorganized Debtor. Additionally, the Plan Administrator has designated Steven E. Dawson as the individual to act as the sole officer and director of the Reorganized Debtor. The Plan Administrator will be authorized to execute, deliver, file or record such documents, instruments, releases and other agreements and to take such actions as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the Plan and the Asset Purchase Agreement.

         Radio Unica will continue to exist as Reorganized Radio Unica after the Effective Date in accordance with the laws of the State of Delaware and pursuant to the certificate of incorporation and by-laws in effect prior to the Effective Date, except to the extent such certificate of incorporation and by-laws are amended pursuant to the Plan, for the limited purposes of liquidating all of the assets of the Debtors' Estates, making distributions in accordance with the Plan, and complying with and fulfilling its obligations under the Asset Purchase Agreement.

G.       Classes and Treatment
         ---------------------

         The Classes of Claims against and Interests in the Debtors created under the Plan, the treatment of those Classes under the Plan and distributions, if any, to be made under the Plan are described below. The Plan provides, separately for each Class, that Holders of certain Claims will receive types of consideration based on the different rights of the Holders of Claims in each Class. A Claim or Interest is placed in a particular Class only to the extent that the Claim or Interest falls within the description of that Class and is classified in other Classes to the extent that any portion of the Claim or Interest falls within the description of such other Classes. A Claim is also placed in a particular Class for the purpose of receiving distributions pursuant to the Plan only to the extent that such Claim is an Allowed Claim in that Class and such Claim has not been paid, released or otherwise settled prior to the Effective Date. In accordance with section 1123(a)(1) of the Bankruptcy Code, Administrative Claims and Priority Tax Claims have not been classified.

         1.  Administrative Claims
             ---------------------

         Administrative Claims are Claims for costs and expenses of administration of the Chapter 11 Cases Allowed under sections 503(b), 507(b), or 1114(e)(2) of the Bankruptcy Code, including: (a) any actual and necessary costs and expenses incurred after the Petition Date of preserving the Debtors' Estates and operating the businesses of the Debtors (such as wages, salaries, and commissions for services and payments for inventory, leased equipment, and premises) and Claims of governmental units for taxes (including tax audit Claims related to tax years commencing after the Petition Date, but excluding Claims relating to tax periods, or portions thereof, ending on or before the Petition Date); (b) compensation for legal, financial, advisory, accounting, and other services and reimbursement of expenses Allowed by the Bankruptcy Court under sections 330, 331, or 503(b) of the Bankruptcy Code to the extent incurred prior to the Effective Date; (c) all fees and charges assessed against the Debtors' Estates under section 1930, chapter 123, of title 28, United States Code; and (d) all other claims entitled to administrative claim status pursuant to a Final Order of the Bankruptcy Code.

         Subject to the provisions of sections 330(a), 331, and 503(b) of the Bankruptcy Code, each Administrative Claim will be paid by the Debtors, at their election, (i) in full, in Cash, in such amounts as are incurred in the ordinary course of business by the Debtors, or in such amounts as such Administrative Claim is Allowed by the Bankruptcy Court upon the later of the Effective Date or the date upon which there is a Final Order allowing such Administrative Claim or (ii) upon such other terms as may be agreed upon between the Holder of such Administrative Claim and the Debtors.

         2.  Priority Tax Claims
             -------------------

         Priority Tax Claims are Claims for taxes entitled to priority in payment under sections 502(i) and 507(a)(8) of the Bankruptcy Code. The legal and equitable rights of the Holders of Priority Tax Claims are unaltered by the Plan. On, or as soon as reasonably practicable after, (i) the Distribution Date if such Priority Tax Claim is an Allowed Priority Tax Claim as of the Effective Date or (ii) the date on which such Priority Tax Claim becomes an Allowed Priority Tax Claim, each Holder of an Allowed Priority Tax Claim will receive in full satisfaction, settlement and release of and in exchange for such Allowed Priority Tax Claim, at the Debtors' (or Reorganized Debtor's) election: (A) Cash equal to the amount of such Allowed Priority Tax Claim; (B) such other treatment as to which the Debtors or the Reorganized Debtor and the Holder of such Allowed Priority Tax Claims will have agreed upon in writing; or (C) such Claim will be otherwise treated in any other manner such that it will not be impaired pursuant to section 1124 of the Bankruptcy Code, including payment in accordance with the provisions of section 1129(a)(9)(C) of the Bankruptcy Code over a period of not more than six years from the date of assessment of any such Priority Tax Claim.

         3.  Class 1 -- Non-Tax Priority Claims
             ----------------------------------

         Non-Tax Priority Claims are all Claims, other than Administrative Claims or Priority Tax Claims, that are entitled to priority in payment pursuant to section 507(a) of the Bankruptcy Code. The legal, equitable and contractual rights of the Holders of Class 1 Claims are unaltered by the Plan. On, or as soon as reasonably practicable after, (i) the Distribution Date if such Class 1 Claim is an Allowed Class 1 Claim on the Effective Date or (ii) the date on which such Class 1 Claim becomes an Allowed Class 1 Claim, each Holder of an Allowed Class 1 Claim will receive in full satisfaction, settlement of, and in exchange for, such Allowed Class 1 Claim: (A) Cash in accordance with the terms thereof or (B) such other treatment as to which the Holder of such Claim and the Debtors, the Reorganized Debtor or the Plan Administrator agree in writing.

         4.  Class 2 -- Secured Lender Claims
             --------------------------------

         Secured Lender Claims are the secured Claims of the Prepetition Lenders under the Prepetition Credit Agreement, which Claims will be deemed, pursuant to section 506 of the Bankruptcy Code, Allowed pursuant to the Plan in an aggregate amount to be established in the Confirmation Order. The legal, equitable and contractual rights of the Holders of Class 2 Claims are unaltered by the Plan. On, or as soon as reasonably practicable after, (i) the Distribution Date if such Class 2 Claim is an Allowed Class 2 Claim on the Effective Date or (ii) the date on which such Class 2 Claim becomes an Allowed Class 2 Claim, each Holder of an Allowed Class 2 Claim will receive in full satisfaction, settlement of, and in exchange for, such Allowed Class 2 Claim:
(A) Cash equal to the amount of such Allowed Class 2 Claim or (B) such less favorable treatment as to which the Debtors, the Reorganized Debtor or the Plan Administrator and the Holder of such Allowed Secured Lender Claim have agreed upon in writing; provided that no Holder of an Allowed Class 2 Claim will retain any Claim, lien or other interest in respect of the Purchased Assets. As of the Effective Date, all of the Prepetition Lender's mortgages, deeds of trust, liens, pledges or other security interests against or in the property of any Debtor's Estate will be fully released and discharged, and all of the right, title and interest of any holder of such mortgages, deeds of trust, liens, pledges or other security interests will revert to the Debtors' Estates.

         5.  Class 3 -- Other Secured Claims
             -------------------------------

         Other Secured Claims are all Claims (other than Administrative Claims or Secured Lender Claims) that are secured by a lien on property in which a Debtor's Estate has an interest or that is subject to setoff under section 553 of the Bankruptcy Code, to the extent of the value of the Claim Holder's interest in the applicable Estate's interest in such property or to the extent of the amount subject to setoff, as applicable, as determined pursuant to section 506(a) of the Bankruptcy Code or, in the case of the setoff, pursuant to section 553 of the Bankruptcy Code. The legal, equitable and contractual rights of the Holders of Class 3 Claims are unaltered by the Plan. On, or as soon as reasonably practicable after, (i) the Distribution Date if such Class 3 Claim is an Allowed Class 3 Claim on the Effective Date or (ii) the date on which such Class 3 Claim becomes an Allowed Class 3 Claim, each Holder of an Allowed Class 3 Claim will receive in full satisfaction, settlement of, and in exchange for, such Allowed Class 3 Claim: (A) Cash equal to the amount of such Allowed Class 3 Claim or (B) such less favorable treatment as to which the Debtors, the Reorganized Debtor or the Plan Administrator and the Holder of such Allowed Other Secured Claim have agreed upon in writing; provided that no Holder of an Allowed Class 3 Claim will retain any Claim, lien or other interest in respect of the Purchased Assets. As of the Effective Date, all of the mortgages, deeds of trust, liens, pledges or other security interests against or in the property of any Debtor's Estate held by any Holder of an Other Secured Claim will be fully released and discharged, and all of the right, title and interest of any holder of such mortgages, deeds of trust, liens, pledges or other security interests will revert to the Debtors' Estates.

         6.  Class 4 -- General Unsecured Claims
             -----------------------------------

         General Unsecured Claims are all Claims that are not Administrative Claims, Priority Tax Claims, Non-Tax Priority Claims, Secured Lender Claims, Other Secured Claims, Prepetition Senior Note Claims, Intercompany Claims or Subordinated Claims. The legal, equitable and contractual rights of the Holders of Class 4 Claims are unaltered by the Plan. On, or as soon as reasonably practicable after, (i) the Distribution Date if such Class 4 Claim is an Allowed Class 4 Claim on the Effective Date or (ii) the date on which such Class 4 Claim becomes an Allowed Class 4 Claim, each Holder of an Allowed Class 4 Claim will receive in full satisfaction, settlement of, and in exchange for, such Allowed Class 4 Claim: (A) Cash in accordance with the terms thereof or (B) such other treatment as to which the Holder of such Claim and the Debtors, the Reorganized Debtor or the Plan Administrator agree in writing.

         7.  Class 5 -- Prepetition Senior Note Claims
             -----------------------------------------

         Prepetition Senior Note Claims are all claims arising from or related to the 11 3/4% Senior Notes due August 1, 2006, issued by Radio Unica Corp. under the Prepetition Senior Note Indenture. The Prepetition Senior Note Claims are Allowed in the aggregate principal amount of $158,088,000. No amounts will be Allowed on account of any interest. Each Holder of an Allowed Prepetition Senior Note Claim will receive Cash equal to 70% of the principal amount of such Allowed Prepetition Senior Note Claim. Holders of Allowed Class 5 Prepetition Senior Note Claims will not receive any distribution on account of interest accruing on the principal amount of such Allowed Class 5 Prepetition Senior Note Claims.

         8.  Class 6 -- Old Equity Interests
             -------------------------------

         Class 6 consists of all Interests directly arising from, under, or relating in any way to, the common stock of Radio Unica outstanding immediately prior to the Petition Date, including treasury stock and all options, warrants, calls, rights, puts, awards, commitments, or any other agreements of any character to acquire such common stock, but excluding Subordinated Claims. Old Equity is not entitled to, and will not receive or retain, any property or interest in property on account of such Old Equity. The Plan is predicated upon, among other things, an agreement to the terms of the Plan by the Holders of Prepetition Senior Note Claims and Holders of Old Equity Interests. The Prepetition Senior Note Claims are of the same priority as General Unsecured Claims, and are senior to the Subordinated Claims and Old Equity Interests. The Holders of Prepetition Senior Note Claims have agreed to receive less than General Unsecured Creditors, and to provide value to the Holders of Old Equity Interests. Absent a willingness on the part of the Holders of Prepetition Senior Note Claims to provide value to Holders of Old Equity Interests, Holders of Old Equity Interests would not receive any value under the Plan. Nevertheless, to facilitate consummation of the Plan, Holders of approximately 93% of Prepetition Senior Note Claims have agreed to provide to Holders of Old Equity Interests Cash equal to the Remaining Proceeds, provided, however, in the event the Remaining Proceeds to be distributed to Holders of Allowed Class 6 Old Equity Interests exceed in the aggregate 30% of the Allowed Prepetition Senior Note Claim (representing the value given up by such Class), any Remaining Proceeds in excess of such amount will be distributed equally between Holders of Allowed Class 6 Old Equity Interests and Allowed Class 7 Subordinated Claims.

         9.  Class 7 -- Subordinated Claims
             ------------------------------

         Class 7 consists of all Claims that are subordinated pursuant to section 510(b) or 510(c) of the Bankruptcy Code, and include any Claims arising from the rescission of a purchase or sale of any Old Equity, any Claims for damages arising from the purchase or sale of Old Equity, and any Claims for reimbursement, contribution, or indemnification on account of any such Claims. The Holders of Subordinated Claims will not receive any distribution on account of such Subordinated Claims, provided, however, in the event the Remaining Proceeds to be distributed to Holders of Allowed Class 6 Old Equity Interests exceed in the aggregate 30% of the Allowed Prepetition Senior Note Claim (representing the value given up by such Class), any Remaining Proceeds in excess of such amount will be distributed equally between Holders of Allowed Class 6 Old Equity Interests and Allowed Class 7 Subordinated Claims. The Plan does not prejudice or impair any rights of a Holder of a Subordinated Claim to seek recovery under any policy of insurance under which a Debtor is an insured. The Plan will not expand the scope of, or alter in any other way, the insurers' obligations under their policies, and the insurers will retain any and all defenses to coverage that they may have.

         10. Special Provision Regarding Unimpaired Claims
             ---------------------------------------------

         Except as otherwise provided in the Plan, nothing will affect the Debtors' or the Reorganized Debtor's rights and defenses, both legal and equitable, with respect to any Unimpaired Claims, including, but not limited to, all rights with respect to legal and equitable defenses to setoffs or recoupments against Unimpaired Claims.

H.       Information Concerning the Company's Assets and Liabilities
         -----------------------------------------------------------

         Information concerning the assets and liabilities of the Company can be found in the monthly operating report for November, 2003, which was filed on December 16, 2003, by the Company with the Court and provided to the United States Trustee in connection with the Company's chapter 11 cases. The monthly operating report is attached as Exhibit 99.2 to this Form 8-K.

ITEM 7.  EXHIBITS.

         (c)      Exhibits

                  99.1     Confirmation Order dated December 23, 2003.

                  99.2     Monthly Operating Report for November 2003.



                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RADIO UNICA COMMUNICATIONS CORP.


                                       By:  /s/ Steven E. Dawson
                                            ---------------------------------
                                            Name:  Steven E. Dawson
                                            Title: Executive Vice President
                                                   and Chief Financial Officer


Dated: January 7, 2004

                                 EXHIBIT INDEX


                  99.1     Confirmation Order dated December 23, 2003.

                  99.2     Monthly Operating Report for November 2003.